"Going Vertical"
Vertical Drilling Program & Company Update

May 2015

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Executive Summary

Pearsonia West Vertical Drilling Opportunity

"Going Vertical" Executive Summary

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The Petro River team is pleased to present a vertical drilling opportunity on our Pearsonia West asset.

Vertical Program Highlights

- ✓ Acreage position surrounds and is adjacent to Mississippian fields that have produced in excess of 20+ million of barrels of oil from vertical wells
- ✓ Vertical well EURs range 27,000-65,000 bbls black oil
- ✓ Historical production is structurally controlled
- ✓ 36 miles proprietary modern 3D seismic and twelve undrilled seismically defined structures
- ✓ Seismically defined structures range from 120 to 1000+ acre in closure
- ✓ Stacked productive reservoirs includes Arbuckle, Mississippi Dense, Mississippi Chat, Redfork, Skinner, Marmaton, Cleveland, and Layton
- ✓ Recent production results illustrate the hydrocarbon productivity of the entire Mississippian section
- ✓ Infrastructure in place to support vertical field development
- ✓ Reservoir depths average 3,000 feet with stable drilling environment
- ✓ Vertical wells are 1/10th the cost of a horizontal well
- ✓ Drill and complete costs estimated at approximately $275,000 per vertical
- ✓ Expected internal rates of return, based on base case assumptions, of 20.6% at $45 oil, 46% at $60 oil and 77.9% at $75 oil



Petro River Oil Corp.

Where We Are Today

Continue Executing Our Strategy

Petro River is focused on Mississippian Lime-development for its E&P business

1. Assemble a team of global energy leaders

- ✓ Pioneers in geotechnical and operations in the Mississippian Lime
- ✓ Global expertise, Former VP Exploration of PDVSA
- ✓ World-class advisors with expertise in conventional and unconventional plays

2. Outline Attractive Development Program

- ✓ Wanted the program to focus on vertical drilling in selected areas
- ✓ Target structures based on predictable geology from 3D seismic
- ✓ Analog results in vertical drilling have been favorable

3. Acquire initial asset for our team to exploit

- ✓ Pearsonia West (106,500 acres) located in the heart of Mississippian Lime
- ✓ The play is economic and improving
- ✓ Successfully identified a vertical drilling program for Pearsonia concession

4. Attract a financing partner

- ✓ Secured $6.5 million from Chinese firm in December 2013
- ✓ In discussions with industry and financial partners for Joint Venture opportunities.

Executing Our E&P Strategy

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March 2011
Reverse merger with Gravis Oil to Petro River Oil Corp.
September 2012
Re-domestication from Canada to the United States
November 2013
Formalizes management team – adds Luis Vierma, Former Head of PDVSA, Daniel Smith, Former XTO, and Ruben Alba, Former Halliburton
January 2014
Jonathan Rudney begins as Senior Advisor to Petro River Oil Corp.
June 2014
Acquired Spyglass Energy Group LLC and 106,500 contiguous acres in Miss Lime
February 2015
Petro River begins to consider a vertical drilling program for Pearsonia
2011
2012
2013
2014
2015
March 2011
Petro River Oil LLC is formed
June 2011
Outlined corporate strategy/timeline stating plans to increase land position and seek joint venture partner to fund development
November 2012
Began trading on OTC Exchange under the symbol PTRC
December2013
Secures $6.5 million investment from Chinese firm
February 2014
Added Jamie Rector as Chief Geological Consultant and Jesse Crews as geoscience and operations consultant
July 2014
Signs MOU with Sichuan Renzhi Oilfield Technology Services Co., Ltd
March 2015
Petro River management announces change in development strategy on Pearsonia to a vertical program
Corporate
Financing
Management

What We Have Delivered



106,500 acres,
50% PTRC Ownership

2011
Raised $2.8 million and, reverse merger with Gravis Oil

2012
Redomestication to the U.S. and listing on OTC

2013
Formalized management team; $6.5 million private placement with Chinese firm

2014
Purchased Pearsonia West Concession;

106,500 contiguous acres in Osage County;

one of the most prominent oil counties historically

TODAY
Pearsonia West being prepared for **VERTICAL** development;

Low drilling & operating costs;

12 seismically identified structures are strong candidates to commences drilling program

	2011	2012	2013	2014
Total Acreages (gross acres)	0	1,273	108,109	214,609

Vertical Development Plan

Financial Projections & Sensitivity Analysis

Assumptions

In order to model out our program, we have made some base level assumptions based upon analogous wells, historical EURs and estimated operating costs:

Base Single Well Assumptions:

- Estimated $275,000 - $300,000 range for well cost, the more wells drilled the lower the cost
- High EUR at $50 oil is 35.1 mbo - matches the NBU offset well
- Mid EUR at $50 oil is 27.3 mbo
- Low EUR at $50 oil is 20.3 mbo
- High EUR IP30 is 36 bopd
- Mid EUR IP30 is 29.6 bopd
- Low EUR IP30 is 24.7 bopd
- $1300/month op cost
- No escalations in cost or expenses assumed.

Drilling Program

Our model is based off of single well economics with price sensitivities based upon high, low, and medium case EURs and $45, $60, and $75 oil to illustrate the effects on returns in various scenarios.

Internal Rates of Return

Oil Price	Low EUR (low case)	Mid EUR (base case)	High EUR (high case)
$45 oil	8.6%	20.6%	35.9%
$60 oil	27.6%	46.0%	72.1%
$75 oil	49.5%	77.9%	119.5%

Actual Well EURs

Oil Price	Low EUR (mbo)	Mid EUR (mbo)	High EUR (mbo)
$45 oil	20.3	26.7	34.2
$60 oil	22.7	29	36.5
$75 oil	24.0	30.3	38.0

*note the EUR changes because the economic life is affected by the oil price

Analogous Fields

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Osage County and the Burbank field are one of the largest oilfields historically in the lower 48 states, responsible for the start of many major oil companies.



Greater Dog Creek Field
Foraker Field
2,100,000 BO , 0.4 BCF
35,000 BO per well
Blackland Field
Pearsonia Field
Burbank Giant Oil Field
200,000,000+ BO
Enfisco Field

- World class oil trend
- Pearsonia – Foraker Structural Complex
- Mississippian principal objective
  - Regionally extensive
  - 21,300,000 BO produced from historical vertical production
  - 200,000+ BO produced from 6 modern horizontal wells
- 106,500 acre exclusive contiguous position
- 654 concession leases
- 35 miles existing 3D seismic
- Ten seismically identified structural closures
  - 160 acres to 1200 acres
- Stacked oil and gas reservoirs
  - Pennsylvanian Marmaton limestone
  - Mississippi chert and siliceous lime
  - Arbuckle dolomite
- Conventional and unconventional reservoirs
- Vertical and horizontal opportunities
- Widespread shallow gas reservoirs
- Future 3D seismic program
  - Identify unknown structures
  - Discreet shoe string sands

Vertical Mississippian Production Analysis

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Osage county has the highest vertical average EUR rates that are historically nearly 40% greater than the next greatest producing county in Northeast Oklahoma.



Avg Oil per well: 30,964 bbls
Avg Gas per well: 217,164 mcf
Grant
23 %
77 %
Kay
96 %
4%
Avg Oil per well: 75,902 bbls
Avg Gas per well: 69,138 mcf
2%
98 %
Osage
Washin
Avg Oil per well: 121,064 bbls
Avg Gas per well: 69,578 mcf
Avg Oil per well: 19,383 bbls
Avg Gas per well: 464,252 mcf
Garfield
50 %
50 %
5%
95 %
Avg Oil per well: 59,925 bbls
Avg Gas per well: 79,835 mcf
Avg Oil per well: 14,393 bbls
Avg Gas per well: 22,625 mcf
6%
Pawnee
94 %
10 %
90 %
Avg Oil per well: 14,832 bbls
Avg Gas per well: 38,154 mcf
Tulsa
vg Oil per well: 32,374 bbls
vg Gas per well: 178,243 mcf
16 %
84 %
Kingfisher
Avg Oil per well: 23,919 bbls
Avg Gas per well: 105,843 mcf

3-D Seismic Defined Structures

Company acquired 36 miles of proprietary modern 3D seismic. Wells drilled incorporating 3D seismic have distinct advantage in accurately defining vertical drilling opportunities.

3-D Seismic Prospects

- 36 miles of high quality and modern 3D seismic
- Seismic surveys have identified about 12 structural closures which are ideal for locating and drilling vertical wells.
- Spyglass technical team has selected 6 of these structures on which to commence an exploration and development program.
- The vertical wells have the opportunity of encountering multiple pay zones and can be placed on line and be producing very quickly.





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Pearsonia West Concession

Basic Information

The Mississippian Lime

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BASINS
GAS PLAYS
OIL/LIQUIDS PLAYS
Montana Thrust Belt
BAKKEN
Williston Basin
Big Horn Basin
Powder River Basin
NIOBRARA
Greater Green River Basin
Uinta Basin
Piceance Basin
DJ Basin
Paradox Basin
San Juan Basin
Raton Basin
San Joaquin Basin
MONTEREY-TEMBLER
MONTEREY Santa Maria, Ventura, Los Angeles Basins
MISSISSIPPIAN
CORE MISSISSIPPIAN
GRANITE WASH
WOLFBERRY
BONE SPRING & DELAWARE
DELAWARE
CLINE
Permian Basin
WOLFCAMP
Ft. Worth Basin
WOODFORD
BARNETT
HAYNESVILLE-BOSSIER
EAGLE FORD
Western Gulf
TX-LA-MS Salt Basin
TUSCALOOSA MARINE
FAYETTEVILLE
Arkoma Basin
Black Warrior Basin
NEW ALBANY
Illinois Basin
ANTRIM
Michigan Basin
UTICA
Appalachian Basin
MARCELLUS

Mississippi Lime Play
Pearsonia West Concession,
Osage County Oklahoma

The Pearsonia West Concession

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Petro River's core position is the Pearsonia West Concession which contains 106,500 contiguous acres in Osage County, Oklahoma; play is optimally set up for vertical development.

Pearsonia West at a Glance	
Location	Osage County, Oklahoma
Size	106,500 contiguous acres (50% PTRC ownership)
Working Interest	100% (50% PTRC ownership)
Mineral Rights	common mineral ownership
Lease Price	~ $100/acre
Legacy Production	~ 300 boe/day (~66% oil)
Vertical Analogs	35,000 barrel EUR (high case) 47% IRR at $60 oil price (mid case)
Upside with Full Development	>100 MMboe (75% oil) in >500 locations based on 3 wells/section and PUD type well parameters



Mississippian Lime Play
Pearsonia West Conce
Oklahoma

- 166 square miles net
- Single mineral owner
- Contiguous position
- Open Prairie
- Flat Topography

This **play was historically considered a horizontal drilling program** as a result of the concession mandates. However, after a thorough review of the asset our management feels **a vertical drilling program** which is the **most suitable for this asset.**

Pearsonia West Advantages

Advantage	Details
Ubiquitous presence of reservoir and stratigraphic trap	• Proven hydrocarbon presence throughout reservoir
Vertical and Horizontal Potential	• The play allows for structures that are conducive to both vertical and horizontal development
Low Drilling Costs	• ~$2.8M horizontal well cost (average) • ~$275K vertical well cost (average)
Estimated Recoverable Reserves	• 2-3 MMboe per section • Additional staked-pay possibility overlying Pennsylvania sand
Infrastructure	• Three-phase power • Water-supply wells • High Capacity Arbuckle saltwater disposal wells
32 square miles of 3D Seismic & core analysis	• Scientific work completed, further de-risking development
Single Mineral Rights Owner	• Osage Tribe ownership simplifies infrastructure development, regulation, and costs

Previous work combined with scientific data and drilling results has de-risked development of the Pearsonia West Concession.

History; Osage County

It is important to understand the history of vertical well development in Osage County to gain an understanding for the future potential.

Osage Vertical History

- Cumulative production to date in excess of 900,000,000 barrels of oil
- Thousands of vertical wells have been drilled and completed as producers in Osage County in Pennsylvanian, Mississippian and Ordovician reservoirs
- Drilling commenced near the turn of the century (1900s).
- Most of these wells were drilled without the benefit of seismic data and interpretation, and almost none of them with 3-D seismic data.
- Successful development in the county led to the formation of many Super Major Oil companies we know today (Philips, Conoco, and Sinclair to name a few).
- Osage County is historically the strongest producing county in terms of average oil per well in Northeast Oklahoma
- The reservoirs of the western half of Osage County remain largely unexploited and await discovery and development using modern exploration tools.

Mississippian Drilling Experience

Petro River has assembled a team that collectively has drilled over 200 wells in the Mid-continent region and have 85 years experience successfully drilling wells in the Mississippian and related structures

Petro River Leadership Mississippian Drilling Experience

Team Member	Years Experience In Region	Wells Drilled in Region
Daniel Smith	18	55
Ruben Alba	18	6
Shane Matson	13	55
Jonathan Rudney	6	56
Dr. James Rector	30	50
Total	**85**	**222**

Information above provided by individuals and classifies all years and well drilled in the Mississippian and related structures. We are happy to provide more information as requested.

Forward-Looking Statements

Certain statements in this presentation contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 including, without limitation, expectations, beliefs, plans and objectives regarding production and exploration activities. Any matters that are not historical facts are forward-looking and, accordingly, involve estimates, assumptions, risks and uncertainties, including, without limitation, risks, uncertainties and other factors discussed in our most recently filed Annual Report on Form 20-F, recent Quarterly Reports on Form 10-Q, and recent filed Current Reports on Form 8-K available on our website, http://www.petroriveroil.com/. These forward-looking statements are based on Petro River Oil Corporation's (PTRC) current expectations, estimates and projections about the company, its industry, its management's beliefs and certain assumptions made by management. No assurance can be given that such expectations, estimates or projections will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, PTRC's ability to meet its production targets, successfully manage its capital expenditures and to complete, test and produce the wells and prospects identified in this presentation.

Whenever possible, these "forward-looking statements" are identified by words such as "expects," "believes," "anticipates," "projects," and similar phrases. Because such statements involve risks and uncertainties, PTRC's actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Unless legally required, we assume no duty to update these statements as of any future date. However, you should review carefully reports and documents that PTRC files periodically with the Securities and Exchange Commission.

Cautionary Note to Investors: The United States Securities and Exchange Commission ("SEC") permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable, and possible reserves that meet the SEC's definitions for such terms. PTRC may use certain terms in this presentation, such as "resource," "resource potential," "potential resource," "resource base," "identified resources," "potential net recoverable," "potential reserves," "unbooked resources," and other similar terms that the SEC guidelines strictly prohibit PTRC from including in filings with the SEC. Such terms do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. Investors are urged to consider carefully the disclosure in PTRC's Annual Report on Form 20-F for the fiscal year ended April 30, 2012, recent Quarterly Reports on Form 10-Q, and recent filed Current Reports on Form 8-K available on our website, http://www.petroriveroil.com/. You can also obtain these filings from the SEC by calling 1-800-SEC-0330 or from the SEC's website at www.sec.gov.